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                                                                   EXHIBIT 10.32

             JOINDER AND FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT
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          This JOINDER AND FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT (this
"Joinder and Amendment") is made this 24/th/ day of November, 1999, by and among
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ZEFER Corp., a Delaware corporation (the "Company"), GTCR Fund VI, L.P., a
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Delaware limited partnership ("GTCR"), and GTCR Capital Partners, L.P., a
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Delaware limited partnership ("GTCR Capital"). Any capitalized term used in this
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Joinder and Amendment which is not otherwise defined herein shall have the meaning assigned to such term in the Stockholders Agreement (as defined below).

          WHEREAS, the Company and GTCR are parties to that certain Stockholders Agreement, dated as of March 23, 1999 (as amended and modified from time to time), by and among the Company, GTCR and certain other stockholders of the Company (the "Stockholders Agreement");
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          WHEREAS, the Company and GTCR Capital are parties to that certain Loan
Agreement, dated as of the date hereof (the "Loan Agreement"), pursuant to which
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GTCR Capital will make certain Loans (as defined in the Loan Agreement) to the
Company;

          WHEREAS, in connection with the execution of the Loan Agreement, the Company and GTCR Capital entered into a Warrant Agreement of even date herewith (the "Warrant Agreement") pursuant to which the Company will issue to GTCR
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Capital, on the date hereof and from  time to time hereafter, warrants representing the right to purchase shares of capital stock of the Company (collectively, the "Warrants"); and
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          WHEREAS, the execution and delivery of this Joinder and Amendment is a condition to the consummation of the transactions contemplated by the Loan Agreement.


          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, GTCR and GTCR Capital agree as follows:

                 ARTICLE I - JOINDER TO STOCKHOLDERS AGREEMENT

     1. GTCR Capital hereby acknowledges that it has read a copy of the Stockholders Agreement.

     2. The Company and GTCR Capital hereby agree that (i) GTCR Capital's signature below shall constitute an executed counterpart signature page to the Stockholders Agreement, (ii) GTCR Capital shall succeed to all of the rights and obligations of a "Stockholder" under the Stockholders Agreement as contemplated by Section 9 thereof, and (iii) all shares of any class or series of capital stock of the Company issued or issuable upon exercise of the Warrants shall constitute "Stockholder Shares" under the Stockholders Agreement.

     3. As required by Section 9 of the Stockholders Agreement, the Company and GTCR hereby consent to this Joinder and Amendment.
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     ARTICLE II - FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT

     1. Subsection (A) of Section 1(a)(ii) of the Stockholders Agreement shall be amended and restated to read as follows:

               until the later to occur of (i) such time as GTCR Capital Partners, L.P. ("GTCR Capital") no longer holds any capital stock
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               (or securities exercisable or convertible into capital stock) of the Company and (ii) such time as no Loan Obligation (as defined in Section 12 of the Loan Agreement) is outstanding, one representative designated by GTCR and one representative designated by GTCR Capital; and thereafter, two representatives designated by GTCR (collectively, and regardless of whether designated by GTCR or GTCR Capital, the "Investor Directors").
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     2.   Section 7 of the Stockholders Agreement shall be amended by inserting into such Section the following definition of "Loan Agreement":

                    "Loan Agreement" means that certain Loan Agreement, dated as
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          of November ___, 1999, between ZEFER Corp., a Delaware corporation, as the Borrower, and GTCR Capital Partners, L.P., a Delaware limited partnership, as the Lender.

     3. As required by Section 10 of the Stockholders Agreement, the Company and GTCR hereby consent to this Joinder and Amendment.


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                                       2
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     IN WITNESS WHEREOF, the parties hereto have caused this Joinder and
Amendment to be executed on the day and year first above written.


                                        ZEFER CORP.

                                        By:  /s/ William Seibel
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                                        Its:
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                                        GTCR FUND VI, L.P.

                                        By:  GTCR Partners VI, L.P.
                                        Its: General Partner

                                        By:  GTCR Golder Rauner, LLC
                                        Its: General Partner

                                        By:  /s/ Philip Canfield
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                                        Its: Principal



                                        GTCR CAPITAL PARTNERS, L.P.

                                        By:  GTCR Mezzanine Partners, L.P.
                                        Its: General Partner

                                        By:  GTCR Partners VI, L.P.
                                        Its: General Partner

                                        By:  GTCR Golder Rauner, L.L.C.
                                        Its: General Partner

                                        By:  /s/ Philip Canfield
                                             -------------------------------
                                        Its: Principal


                               SIGNATURE PAGE TO
             JOINDER AND FIRST AMENDMENT TO STOCKHOLDERS AGREEMENT